April 26, 2001

Division of Corporate Regulation
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  Information Supplemental to Annual Report on
     Form U5S for Entergy Corporation and Subsidiaries
     ("Form U5S") Relating to Participation in
     Nuclear Electric Insurance Limited ("NEIL") and
     Nuclear Mutual Limited ("NML")

Gentlemen:

As Chief Accounting Officer of Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc. and System Energy Resources, Inc. ("System Energy"), I hereby advise you, as information supplemental to that set forth in the Form U5S for the year ended December 31, 2000, that the attached schedules represent premium payments made to NEIL and NML during 2000 and premium distributions and credits received from NML and NEIL during 2000.

Sincerely,

/s/ Nathan E. Langston

Nathan E. Langston
Vice President and Chief Accounting Officer

NEL/wcj
Attachments




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2000 Form U5S
                                          2000 Premiums Paid to NEIL, EIM
NEIL I
                           Period         Trans         Amount          Type of   Plant     Company
                                          Date                           Trans
Extra Expense for
Replacment Power       1/1/00-12/31/00   3/30/00        (6,608,793)     Credit     ANO        EAI
                       1/1/00-12/31/00   3/30/00          (549,006)     Credit      RB        EGSI
                       1/1/00-12/31/00   3/30/00          (978,714)     Credit      W3        ELI
                       1/1/00-12/31/00   3/30/00          (246,160)     Credit      GG        EAI
                       1/1/00-12/31/00   3/30/00          (147,669)     Credit      GG        ELI
                       1/1/00-12/31/00   3/30/00          (269,781)     Credit      GG        EMI
                       1/1/00-12/31/00   3/30/00          (140,150)     Credit      GG        ENOI
                        1/1/00-4/1/00    3/9/00            (31,936)     Credit     ANO        EAI
                        1/1/00-4/1/00    3/9/00            (20,450)     Credit      RB        EGSI
                        1/1/00-4/1/00    3/9/00            (26,465)     Credit      W3        ELI
                        1/1/00-4/1/00    3/9/00             (7,032)     Credit      GG        EAI
                        1/1/00-4/1/00    3/9/00             (1,968)     Credit      GG        ELI
                        1/1/00-4/1/00    3/9/00             (6,572)     Credit      GG        EMI
                        1/1/00-4/1/00    3/9/00             (3,763)     Credit      GG        ENOI
                          4/1/00-01      3/30/00           385,485      Prem        W3        ELI
                          4/1/00-01      3/30/00           299,677      Prem        RB        EGSI
                          4/1/00-01      3/30/00           478,470      Prem       ANO        EAI
                          4/1/00-01      3/30/00            63,985      Prem        GG        ENOI
                          4/1/00-01      3/30/00            33,387      Prem        GG        ELI
                          4/1/00-01      3/30/00           110,367      Prem        GG        EAI
                          4/1/00-01      3/30/00           139,510      Prem        GG        EMI
                                                        ----------
Total                                                   (7,527,578)
                                                        ==========
NEIL
                           Period         Trans         Amount          Type of   Plant     Company
                                          Date                           Trans
Primary Property       1/1/00-12/31/00   3/30/00          (757,269)     Credit     ANO        EAI
                       1/1/00-12/31/00   3/30/00        (3,513,566)     Credit      GG        SERI
                       1/1/00-12/31/00   3/30/00          (847,497)     Credit      W3        ELI
                       1/1/00-12/31/00   3/30/00          (121,887)     Credit      RB        EGSI
                        4/1/99-4/1/00    5/30/00           (78,974)     Credit     ANO        EAI
                        4/1/99-4/1/00    5/30/00           (64,803)     Credit      GG        SERI
                        4/1/99-4/1/00    5/30/00           (65,440)     Credit      W3        ELI
                        4/1/99-4/1/00    5/30/00           (59,935)     Credit      RB        EGSI
                          4/1/00-01      5/30/00          (318,274)     Credit     ANO        EAI
                          4/1/00-01      5/30/00          (269,963)     Credit      GG        SERI
                          4/1/00-01      5/30/00          (270,857)     Credit      W3        ELI
                          4/1/00-01      5/30/00          (228,719)     Credit      RB        EGSI
                          4/1/00-01      3/30/00         1,272,366      Prem       ANO        EAI
                          4/1/00-01      3/30/00         1,079,719      Prem        GG        SERI
                          4/1/00-01      3/30/00         1,076,733      Prem        W3        ELI
                          4/1/00-01      3/30/00           915,479      Prem        RB        EGSI
                                                        ----------
Total                                                   (2,252,887)
                                                        ==========
NEIL II
                           Period         Trans         Amount          Type of   Plant     Company
                                          Date                           Trans
Excess Property        1/1/00-12/31/00   3/30/00        (3,966,326)     Credit     ANO        EAI
                       1/1/00-12/31/00   3/30/00        (3,625,716)     Credit      GG        SERI
                       1/1/00-12/31/00   3/30/00        (2,677,802)     Credit      W3        ELI
                       1/1/00-12/31/00   3/30/00        (1,908,150)     Credit      RB        EGSI
                        4/1/99-4/1/00    2/29/00           (65,841)     Credit     ANO        EAI
                        4/1/99-4/1/00    2/29/00           (63,521)     Credit      GG        SERI
                        4/1/99-4/1/00    2/29/00           (73,126)     Credit      W3        ELI
                        4/1/99-4/1/00    2/29/00           (73,151)     Credit      RB        EGSI
                        1/1/00-4/1/00    3/9/00            (53,002)     Credit     ANO        EAI
                        1/1/00-4/1/00    3/9/00            (58,880)     Credit      RB        EGSI
                        1/1/00-4/1/00    3/9/00            (58,862)     Credit      W3        ELI
                        1/1/00-4/1/00    3/9/00            (51,132)     Credit      GG        SERI
                          4/1/00-01      3/30/00           871,604      Prem        W3        ELI
                          4/1/00-01      3/30/00           869,513      Prem        RB        EGSI
                          4/1/00-01      3/30/00           819,323      Prem       ANO        EAI
                          4/1/00-01      3/30/00           843,989      Prem        GG        SERI
                                                       -----------
Total                                                   (9,271,080)
                                                       ===========
Total NEIL                                             (19,051,545)
                                                       ===========
EIM
                           Period         Trans         Amount          Type of   Plant     Company
                                          Date                           Trans
Directors & Officers      7/1/00-01      7/7/00             691,271      Prem
Excess Liability         11/1/00-01      10/5/00            815,000      Prem
                                                          ---------
Total EIM                                                 1,506,271
                                                          =========


NOTE: NML merged with NEIL in late 1997. NEIL is a nuclear mutual insurance company. EIM is a non-nuclear mutual insurance company.



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